===============================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SONIC INNOVATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:

                           [LOGO] SONIC INNOVATIONS

                            Sonic Innovations, Inc.
                     2795 E. Cottonwood Parkway, Suite 660
                          Salt Lake City, Utah 84121
                              Phone: 801-365-2800


March 27, 2001



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Marriott University Park Hotel in the Amphitheater on the Main Floor at 480 South Wakara Way, Salt Lake City, Utah on May 9, 2001 at 9:00 a.m. Mountain Time.

     The accompanying Proxy Statement describes the business to be transacted at the Annual Meeting. It is important that your shares be represented whether or not you are personally able to attend the Annual Meeting. Regardless of the number of shares you own, your vote is important to us. In order to assure that you will be represented, we ask you to please vote by telephone or sign, date and return the enclosed proxy card promptly. This will not limit your right to vote in person or to attend the Annual Meeting.

     We also plan to review the status of the Company's business at the Annual Meeting. I look forward to seeing you.

Sincerely,


/s/ Andrew G. Raguskus

Andrew G. Raguskus
President and Chief Executive Officer

                            SONIC INNOVATIONS, INC.
                                VOTING METHODS

You may vote your shares by telephone or by mail. You may also revoke your proxy any time before the Annual Meeting. Please help us save administrative and postage costs by voting by telephone which will be available 24 hours a day until 12:00 noon, EDT, on May 8, 2001.

BY TELEPHONE (only if your proxy card has a control number)

     .    On a touch-tone telephone, call toll-free 1-800-PROXIES (1-800-776-
          9437), 24 hours a day, seven days a week.
     . Enter the company number and control number shown in the upper right corner of the proxy card when prompted.
     .    Follow the simple instructions.

BY MAIL

     .    Mark your selections on the enclosed proxy card.
     .    Date and sign your name exactly as it appears on your proxy card.
     .    Mail the proxy card in the enclosed postage-paid envelope.

     If your shares are held in "street name" through a broker, bank or other third party, you will receive instructions from that third party (who is the holder of record) that you must follow in order for your shares to be voted.


               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

                            SONIC INNOVATIONS, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

DATE/TIME...........................9:00 a.m. Mountain Time on Wednesday May 9,
                                    2001

PLACE...............................Marriott University Park Hotel
                                    Amphitheater on the Main Floor
                                    480 South Wakara Way
                                    Salt Lake City, Utah 84108
                                    Phone number 1-800-637-4390

ITEMS OF BUSINESS...................1.  Election of two directors for a three-
                                        year term.
                                    2.  Ratification of the appointment of the
                                        Company's independent public
                                        accountants.
                                    3.  Take action on any other business that
                                        may properly be considered at the Annual
                                        Meeting or any adjournment thereof.

VOTING..............................If you cannot attend the Annual Meeting, you may vote your shares by telephone, or by completing and promptly returning the enclosed proxy card in the envelope provided. Telephone voting procedures are described in the "General Information about the Annual Meeting and Voting" section on the next page, as well as on the enclosed proxy card.

RECORD DATE.........................You may vote at the Annual Meeting if you were a shareholder of record at the close of business on March 19, 2001.


ANNUAL REPORT.......................Sonic Innovations' 2000 Annual Report to
                                    Shareholders, which is not part of the proxy soliciting material, is enclosed.


                                    By Order of the Board of Directors,



                                    /s/ Stephen L. Wilson

                                    Stephen L. Wilson
                                    Assistant Secretary


This Notice of the Annual Meeting, Proxy Statement and accompanying proxy card were mailed on or about March 27, 2001.

                            SONIC INNOVATIONS, INC.
                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                  May 9, 2001
--------------------------------------------------------------------------------

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Sonic Innovations, Inc. of proxies to be voted at Sonic Innovations' Annual Meeting of Shareholders to be held on May 9, 2001 and at any adjournment thereof.

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who may vote at the Annual Meeting?

     The Board has set March 19, 2001 as the record date for the Annual Meeting. If you were the owner of Sonic Innovations' common stock at the close of business on March 19, 2001, you may vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

  . Held directly in your name ("shareholder of record") with our transfer agent, American Stock Transfer & Trust; or
  . Held for you in an account with a broker, bank or other nominee ("street name").

How many shares must be present to hold the Annual Meeting?

     A majority of Sonic Innovations' outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. On the record date, there were 19,866,043 shares of Sonic Innovations' common stock outstanding. Shares are counted as present at the Annual Meeting if you:

  . Are present and vote in person at the Annual Meeting; or . Have properly submitted a proxy card or voted over the telephone.

What proposals will be voted on at the Annual Meeting?

     There are two proposals scheduled to be voted on at the Annual Meeting:

  .  Election of two directors; and
  .  Ratification of the appointment of the independent public accountants.

How many votes are required to approve each proposal?

     The election of each director nominee requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors.

     Ratification of the appointment of the independent public accountants requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

How are votes counted?

     You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. You may vote "FOR", "AGAINST" or "ABSTAIN" on the other proposal. If you withhold authority to vote on the election of directors, your shares will not be considered entitled to vote on the election of directors. If you abstain from voting on the other proposal, it has the same effect as a vote against the proposal. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee and "FOR" the other proposal.

     If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal.

How does the Board recommend that I vote?

     Sonic Innovations' Board recommends that you vote your shares "FOR" each of the director nominees and "FOR" the other proposal.

How do I vote my shares without attending the Annual Meeting?

     Whether you hold shares directly or in street name, you may vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record, you may vote:

  . By Telephone- you may submit your proxy (if your proxy card has a control number) by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone you do not need to return your proxy card; or
  . By Mail - you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in many cases, submit voting instructions by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your shares will be voted by your broker or nominee as you have directed.

     Telephone voting facilities for shareholders of record will close at 12:00 noon EDT on May 8, 2001.

How do I vote my shares in person at the Annual Meeting?

     If you are a shareholder of record and wish to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we encourage you to vote by proxy card or telephone so your vote will be counted even if you later decide not to attend the Annual Meeting.

What does it mean if I receive more than one proxy card?

     It means you hold shares registered in more than one account. To ensure all your shares are voted, sign and return each proxy card or, if you vote by telephone, vote once for each proxy card you receive.

May I change my vote?

     Yes. Whether you have voted by mail or telephone, you may change your vote and revoke your proxy by:

  . Sending a written statement to that effect to the Secretary of the Company; . Submitting a properly signed proxy card with a later date;
  . Voting by telephone at a later time; or . Voting in person at the Annual Meeting.



                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

Directors and Nominees

     Our Board of Directors currently consists of seven members and is divided into three classes, with each director serving a three-year term and one class being elected at each year's Annual Meeting of Shareholders. Dr. Luke B. Evnin and Mr. Kevin J. Ryan are in the class of directors whose initial term expires at the 2001 Annual Meeting of Shareholders and who are nominees for re-election to the Board at this Annual Meeting. Directors whose terms are continuing after this Annual Meeting include Dr. Anthony B. Evnin, Mr. G. Gary Shaffer and Dr. Sigrid Van Bladel, who are in the class of directors whose term expires at the 2002 Annual Meeting, and Dr. Allan M. Wolfe and Mr. Andrew G. Raguskus, who are in the class of directors whose term expires at the 2003 Annual Meeting.

     Executive officers are elected by the Board of Directors and serve until their successors have been duly elected and qualified. Dr. Anthony B. Evnin is the father of Dr. Luke B. Evnin. Other than the foregoing, there are no family relationships among any of our directors or executive officers.

                                   DIRECTORS

Name of Director                          Director Since  Term Expires/(3)/    Age/(4)/
----------------                          --------------  -----------------    --------
Anthony B. Evnin, Ph.D./(1)/............       1995             2002              59
Luke B. Evnin, Ph.D./(2)/...............       1995             2001              37
Andrew G. Raguskus......................       1996             2003              55
Kevin J. Ryan/(1), (2)/.................       1999             2001              60
G. Gary Shaffer.........................       1997             2002              46
Sigrid Van Bladel, Ph.D./(2)/...........       1997             2002              35
Allan M. Wolfe, M.D./(1)/...............       1995             2003              63

(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Term expires as of the Annual Meeting date in the year indicated.
(4) As of December 31, 2000.

Business  Experience

Anthony B. Evnin, Ph.D. has been a General Partner of Venrock Associates, a venture capital partnership, since 1975. Dr. Evnin serves on the boards of Triangle Pharmaceuticals, Inc., Caliper Technologies Corp., and GPC Biotech AG. Dr. Evnin earned an AB from Princeton University and a Ph.D. in chemistry from Massachusetts Institute of Technology.

Luke B. Evnin, Ph.D. is Vice Chairman of MPM Group, a venture capital firm, where he has been a General Partner since February 1998. Prior to that, Dr. Evnin was a General Partner for Accel Partners, a venture capital firm, where he was employed from 1994 to 1998. Dr. Evnin serves on the board of EPIX Medical, Inc., a pharmaceutical company, and is also on the boards of a number of private companies. Dr. Evnin earned an AB in molecular biology from Princeton University and a Ph.D. in biochemistry from the University of California at San Francisco.

Andrew G. Raguskus joined Sonic Innovations, Inc. in September 1996 as President, Chief Executive Officer and director. Mr. Raguskus was Chief Operating Officer for Sonic Solutions, Inc., a maker of digital audio workstations, during 1996. He was Senior Vice President of Operations for ReSound Corporation, a hearing aid company, from 1991 to 1995. Prior to joining ReSound, Mr. Raguskus held positions with various technology companies, including Sun Microsystems, Inc. and General Electric's Medical Systems Division, where he developed computer systems for GE's line of CAT scanners. Mr. Raguskus earned a bachelor's degree in electrical engineering from Rensselaer Polytechnic Institute and is a graduate of GE's MPA management program.

Kevin J. Ryan was Chairman, President and Chief Executive Officer of Wesley Jessen Vision Care, Inc., a manufacturer of contact lenses, from 1995 until its acquisition earlier this year. Prior to that, Mr. Ryan was President of Biosource Technologies Inc., a biopharmaceutical company, from 1991 to 1995. Mr. Ryan earned a bachelor's degree in business and marketing from Notre Dame University.

G. Gary Shaffer is a General Partner of Morgenthaler Ventures, a venture capital firm, which he joined in 1987. He currently serves on the boards of a number of private companies. He earned a bachelor's degree in engineering sciences from Dartmouth College and an M.B.A. from Stanford University.

Sigrid Van Bladel, Ph.D. has been a Partner of New Enterprise Associates, a venture capital firm, since 1994. She currently serves on the boards of a number of private companies. Dr. Van Bladel earned a "Licenciaat" in chemistry/ biochemistry and a Ph.D. in molecular biology from the University of Ghent, Belgium and an M.B.A. from Stanford University.

Allan M. Wolfe, M.D. has been a General Partner of Utah Ventures, a venture capital firm, since 1989. He currently serves on the boards of a number of private companies. Dr. Wolfe earned a bachelor's degree in American civilization from Cornell University and an M.D. from New York University School of Medicine.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION
                                                  ---
                        OF DR. LUKE EVNIN AND MR. RYAN


Board Meetings

     During 2000, the Board of Directors met eight times. Each director attended each meeting of the Board of Directors, except for Dr. Luke Evnin who missed one meeting and Mr. Shaffer who missed two meetings. Each of our directors is an independent director, except Mr. Raguskus, our President and Chief Executive Officer.

Board Committees

     Our Board of Directors has an Audit Committee and a Compensation Committee. Our Committees are comprised only of independent directors. The Audit Committee consists of Dr. Luke Evnin, Mr. Ryan and Dr. Van Bladel. The Audit Committee reviews our financial statements and accounting practices, considers the independence of the independent public accountants, particularly if there are non-audit services also provided, and makes recommendations to the Board of Directors regarding the selection of independent public accountants. The Committee operates under a formal written charter which has been approved by the Board and which is reviewed periodically. The charter is attached as Exhibit "A" to this Proxy Statement. The Audit Committee met three times in 2000 and each member attended each meeting, except for Dr. Luke Evnin and Mr. Ryan who missed one meeting each.

     The Compensation Committee consisted of Dr. Anthony Evnin and Dr. Wolfe in 2000, with Mr. Ryan being added to the Committee in January 2001. The Compensation Committee approves our officers' salaries and annual incentive awards and makes recommendations to the Board of Directors concerning stock option grants and other stock awards for our officers and employees. The Compensation Committee also administers our 2000 Stock Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee met twice in 2000 and each member attended both meetings.

Director Compensation

     Directors are not paid any fee or other cash compensation for acting as a director, although directors are reimbursed for reasonable expenses incurred in attending Board or Committee meetings. In July 1998, each of our independent directors (or venture capital firms associated with the independent directors) was granted an option to purchase 4,211 shares of common stock at an exercise price of $.95 per share. These options vest at the rate of 1/24/th/ each month from the grant date. Each independent director was granted an additional option to purchase 4,211 shares of common stock at an exercise price of $2.85 per share in June 1999. These options vest at the rate of 25% one year from the date of grant and 1/48/th/ each month thereafter such that full vesting will be achieved in four years. Mr. Ryan was granted an option to purchase 13,158 shares of common stock at an exercise price of $2.85 per share upon his joining the Board in June 1999. This option vests at the rate of 25% one year from the date of grant and 1/48/th/ each month thereafter such that full vesting will be achieved in four years.

Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees, nor has served as a member of the Board of Directors or compensation committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon a review of reports and written representations furnished to it, Sonic Innovations believes that during fiscal year 2000 all filings with the Securities and Exchange Commission by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of Sonic Innovations' common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934.

               SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND
                           NAMED EXECUTIVE OFFICERS

     The following table sets forth information with respect to the beneficial ownership of our common stock as of March 19, 2001 by:

  . Each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of our common stock;
  .  Each of our directors;
  . Each executive officer named in the Summary Compensation Table; and . All of our directors and executive officers as a group.

                                                                                         Of Shares
                                                                                       Beneficially
                                                                    Number of       Owned, Amount That
                                                                     Shares           May Be Acquired        Percent of
                                                                  Beneficially       Within 60 Days By      Outstanding
Name of Beneficial Owner                                              Owned           Option Exercise        Shares(1)
--------------------------------------------------------------    --------------    --------------------    -----------
Entities affiliated with Venrock Associates.................       2,310,635/(2)/             --                  11.6%
     30 Rockefeller Plaza #5508
     New York, NY 10112
Entities affiliated with MPM Capital L.P....................       2,002,999/(3)/             --                  10.1%
     601 Gateway Blvd., Suite 360
     South San Francisco, CA 94080
Entities affiliated with New Enterprise Associates .........       1,225,300/(4)/          6,141                   6.2%
     2490 Sand Hill Road
     Menlo Park, CA 94025
Entities affiliated with Morgenthaler Venture Partners......       1,687,523/(5)/          6,141                   8.5%
     2730 Sand Hill Road
     Menlo Park, CA 94025
Andrew G. Raguskus .........................................         473,710             308,445                   2.3%
Stephen L. Wilson...........................................         192,997             184,212                   1.0%
Jorgen Heide................................................         113,431              83,335                    *
Gregory N. Koskowich .......................................          93,444              38,949                    *
Michael D. Monahan..........................................          58,810              58,224                    *
Anthony B. Evnin............................................       2,316,776/(6)/          6,141                  11.7%
Luke B. Evnin...............................................       2,102,600/(7)/          6,141                  10.6%
Kevin J. Ryan...............................................           6,031               6,031                    *
G. Gary Shaffer.............................................       1,687,523/(8)/          6,141                   8.5%
Sigrid Van Bladel...........................................       1,226,300/(9)/          6,141                   6.2%
Allan M. Wolfe..............................................         688,222/(10)/         6,141                   3.5%
All directors and executive officers as a group (13 persons)       8,981,581             729,638                  43.6%

*Less than 1.0%.

     The table above is based on 19,866,043 shares outstanding as of March 19, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days, as shown in the second column above, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such, but are not treated as outstanding for the purpose of computing the percentage of any other person. Such shares are, therefore, included in the first column above.

     Footnotes to Share Ownership Table:
     -----------------------------------

(1) Percentages are derived by dividing "Number of Shares Beneficially Owned" (column 1) by the sum of 19,866,043 (the number of shares outstanding as of March 19, 2001) and any shares that may be acquired within 60 days of March 19, 2001 (column 2).
(2) Based on information in a Schedule 13G Report filed February 14, 2001 and Company records indicating that Venrock Associates and its affiliates ("Venrock") were the beneficial owners of 2,310,635 shares, of which Venrock had shared voting and dispositive powers.
(3) Based on information in a Schedule 13G Report filed February 14, 2001 and Company records indicating that MPM Capital L.P. and its affiliates ("MPM") were the beneficial owners of 2,002,999 shares, of which MPM had sole voting and dispositive powers.
(4) Based on information in a Schedule 13G Report filed February 14, 2001, as updated by letter dated March 15, 2001, and Company records indicating that New Enterprise Associates and its affiliates ("NEA") were the beneficial owners of 1,225,300 shares, of which NEA had shared voting and dispositive powers.
(5) Based on information in a Schedule 13G Report filed February 14, 2001 and Company records indicating that Morgenthaler Venture Partners and its affiliates ("Morgenthaler") were the beneficial owners of 1,687,523 shares, of which Morgenthaler had shared voting and dispositive powers.
(6) Includes 2,310,635 shares of common stock beneficially owned by entities associated with Venrock Associates, of which Dr. Anthony Evnin is a General Partner. Dr. Anthony Evnin shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership in those shares.
(7) Includes 2,002,999 shares of common stock beneficially owned by entities associated with MPM Capital L.P. and 92,546 shares of common stock beneficially owned by entities associated with Accel Partners, all of which Dr. Luke Evnin is a General Partner. Dr. Luke Evnin shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership in those shares.
(8) Includes 1,687,523 shares of common stock beneficially owned by entities affiliated with Morgenthaler Venture Partners, of which Mr. Shaffer is a General Partner. Mr. Shaffer shares the right to vote such shares with other general partners, but disclaims beneficial ownership in those shares.
(9) Includes 1,225,300 shares of common stock beneficially owned by entities affiliated with New Enterprise Associates, of which Dr. Van Bladel is a Partner. Dr. Van Bladel disclaims beneficial ownership in those shares.
(10) Includes 688,222 shares of common stock beneficially owned by Utah Ventures, of which Dr. Wolfe is a General Partner. Dr. Wolfe shares the right to vote such shares with other fund-affiliated entities, but disclaims beneficial ownership in those shares.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                            EXECUTIVE COMPENSATION

Overview

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing compensation policy and administering the compensation programs for the Company's executive officers including the Named Executive Officers. The Committee is comprised exclusively of independent, non-employee directors who are not eligible to participate in any of the Company's compensation programs, except for the stock option program. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the Board of Directors.

     The Committee evaluates the Company's executive compensation programs, mainly in relation to the programs offered by other medical products and supplies companies. This analysis ensures the Committee has sufficient comparative data with respect to overall compensation levels. The Company reviews the reasonableness of total compensation levels using public information from medical products and supplies companies and several publicly available surveys. Certain of these companies are included in the S&P Medical Products and Supplies group which is used for the purpose of comparing shareholder returns in the shareholder return performance graph. The Committee's objective is to attract and retain talented individuals by targeting total executive compensation in line with the medical products and supplies peer group companies.

     In recognition of Section 162(m) of the Internal Revenue Code (the "IRC"), which limits the deductibility of certain executive compensation to $1,000,000 per year, the Committee will, to the extent programs can be excluded from the $1,000,000 limit and to the extent no pre-existing, contractual obligations exist, take the necessary actions to secure full tax deductibility under the IRC.

Compensation Philosophy

     The Company's continued growth, new product development, and market introduction activities, together with worldwide competitive pressures from significantly larger hearing aid companies, present significant challenges for the Company's management. The Committee believes that, if the Company is to continue its growth, bring new products to market, achieve significant revenues and achieve and sustain profitability, its executive compensation program must have the flexibility to attract and retain high quality employees. Furthermore, the executive compensation program must provide incentives which will reward key managers for aggressively pursuing the actions necessary to improve the Company's performance and enhance long-term shareholder value.

     The Company's executive compensation program is based upon a pay-for-performance philosophy. There are three components to the Company's executive compensation program: base salary; a cash incentive bonus opportunity; and long-term stock based incentives in the form of stock options. The Company is committed to a strong link between its business and strategic goals and its compensation program. The financial goals for certain elements of the compensation program are reviewed by the Committee in conjunction with its review of the Company's annual operating plan.

Base Salary

     An executive's base salary is determined by an assessment of his sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, current salary in relation to the range designated for the job and salary levels for comparable positions at peer group companies. Additionally, the Board sets base salaries for executive officers based on the executive's contribution to the Company's success through operational improvements and strategic initiatives. Factors considered in determining base salary are not assigned pre-determined relative weights.

Annual Incentive Awards

     Payments under the Company's management bonus program are based on the Company's achievement of performance goals as approved by the Compensation Committee and each executive's achievement of individual objectives as approved by the Chief Executive Officer. Company performance goals for 2000 were related to targeted levels of revenue, profitability and gross margin based on the Company's 2000 operating plan, which was reviewed by the Board of Directors. It is anticipated that performance goals for 2001 will also relate to these categories. The management bonus program provides for a normal bonus of up to a maximum of 50% of base pay, with an over-achievement bonus of up to an additional maximum of 25% of base pay.

Stock Options

     The Company's philosophy regarding equity based compensation is that equity based incentives should be directly related to the creation of shareholder value, thus providing a strong link between management and shareholders. The Company believes that stock based incentives are very consistent with the entrepreneurial spirit the Company seeks in its executive team. In support of this philosophy, the Company has awarded stock options to its executive officers.

     Stock options are generally granted annually consistent with the Company's objective to provide (i) a long-term equity interest in the Company, and (ii) an opportunity for a greater financial reward if long-term performance is sustained. To encourage a long-term perspective, stock options cannot be exercised immediately. Generally, stock options become exercisable over a four-year period. The number of stock options granted to each executive officer is recommended by the Compensation Committee and approved by the Board of Directors. Individual grant size is dependent on the executive officer's experience, position and level of responsibility within the Company, an evaluation of the executive officer's performance and an assessment of the executive officer's ability to positively impact the Company's future business plans. No pre-assigned relative weight is ascribed to any of these factors.

Chief Executive Officer Compensation

     Andrew G. Raguskus has been President and Chief Executive Officer at the Company since 1996. Mr. Raguskus' salary in 2000 was $246,041. He has an annual normal bonus opportunity of up to a maximum of 50% of his base pay, with an annual over-achievement bonus opportunity of up to an additional maximum of 25% of base pay based on over-achievement of stated objectives. For 2000, the Company's overall performance was below targeted levels and therefore, Mr. Raguskus' bonus was $40,000, or approximately 16% of his salary. Mr. Raguskus' salary and bonus opportunity were considered to be reasonable in comparison to similar salaries and bonus structures for medical device company Chief Executive Officers. In 2000, Mr. Raguskus was granted stock options to purchase 55,000 shares of common stock with an exercise price of $7.50 per share. The Compensation Committee will consider future salary and bonus adjustments and stock option grants for the Chief Executive Officer based on the Company's operating performance, as well as the compensation packages of similarly positioned medical device company Chief Executive Officers. The Committee believes that the Chief Executive Officer should have an equity interest in the Company. As of March 19, 2001, Mr. Raguskus' beneficially owned 473,710 shares of common stock.

Conclusion

     Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides appropriate incentives to attain solid financial performance and is strongly aligned with shareholder interests. The Committee believes that the Company's compensation program directs the efforts of the executive officers toward the continued achievement of Sonic Innovations' growth and profitability for the benefit of the Company's shareholders.

Compensation Committee:

Anthony B. Evnin, Chairman
Kevin J. Ryan, Member
Allan M. Wolfe, Member


                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the "Committee") of the Board of Directors reviewed and discussed with management and the independent public accountants the Company's audited financial statements as of and for the year ended December 31, 2000.

The Committee discussed with the independent public accountants the matters required to be discussed by the American Institute of Certified Public Accountants' Statement on Auditing Standard No. 61, "Communication with Audit Committee."

The Committee also reviewed the written disclosures and the letter from the independent public accountants required by the Independence Standards Board's Independence Standard No. 1 "Independence Discussions with Audit Committees," and have discussed with the accountants their independence.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the Company's 2000 financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

Audit Committee:

Kevin J. Ryan, Chairman
Luke B. Evnin, Member
Sigrid Van Bladel, Member

                     SHAREHOLDER RETURN PERFORMANCE GRAPH

     The graph and table below compare the cumulative total shareholder return on Sonic Innovations' common stock from May 2, 2000, the date of the Company's initial public offering, with the cumulative total return on the S&P 500 Composite Index and the S&P Healthcare (Medical Products and Supplies) Industry Index over the same period. The graph and table assume the investment of $100 in each of Sonic Innovations' common stock, the S&P 500 Composite Index and the S&P Healthcare (Medical Products and Supplies) Industry Index on May 2, 2000 and that all dividends were reinvested.


Comparison Of Cumulative Total Return Among Sonic Innovations, S&P 500 Composite
    Index, and S&P Healthcare (Medical Products & Supplies) Industry Index

                                    [GRAPH]

      -------------------------------------------------------------------
                                           5/02/00             12/29/00
      -------------------------------------------------------------------
      Sonic Innovations, Inc.                $100               $  48
      -------------------------------------------------------------------
      S&P 500 Composite                       100                  90
      -------------------------------------------------------------------
      S&P Healthcare                          100                 118
      -------------------------------------------------------------------

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table shows the cash compensation and certain other compensation paid or accrued by the Company to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively the "Named Executive Officers") during fiscal years 2000, 1999 and 1998.


                         SUMMARY COMPENSATION TABLE

                                                 Annual Compensation            Securities
                                              --------------------------        Underlying            All Other
Name and Principal Position        Year          Salary          Bonus        Stock Options       Compensation /(1)/
------------------------------    ------      ------------     ---------     ---------------      -----------------
Andrew G. Raguskus                 2000        $246,041         $40,000          55,000             $      --
President and                      1999         231,000          55,000         105,264                    --
Chief Executive Officer            1998         214,042          40,000         115,001                    --

Stephen L. Wilson                  2000         203,167          30,000          30,000                    --
Vice President and                 1999          31,667          82,000         289,474/(2)/               --
Chief Financial Officer            1998              --              --             --                     --

Jorgen Heide                       2000         202,917          30,000          32,000                    --
Vice President International       1999         192,917          45,000          63,158                    --
and OEM                            1998         173,125          35,000          42,106                    --

Gregory N. Koskowich               2000         192,917          28,000          32,000                    --
Vice President Research and        1999         175,833          35,000          63,158                    --
Development                        1998         158,333          40,000          26,319                    --

Michael D. Monahan                 2000         157,292          16,000          47,579                    --
Vice President U.S.                1999         145,542              --              --                    --
Professional Division              1998         122,333          20,000          78,948/(3)/           70,662/(4)/

/(1)/ Excludes the value of other compensation which in total did not exceed 10% of the Named Executive Officer's salary and bonus.

/(2)/ Options for 289,474 shares were granted in connection with Mr. Wilson's hiring in October 1999.

/(3)/ Options for 67,632 shares were granted in connection with Mr. Monahan's hiring in March 1998.

/(4)/  Reimbursed relocation expenses.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2000 to each of the Named Executive Officers. All options were granted under our 2000 Stock Plan. All options were granted at exercise prices equal to the fair market value of our common stock on the dates of grant. No stock appreciation rights have ever been granted by the Company.

     The percentage of options granted is based on an aggregate of 944,613 options granted by us during the fiscal year ended December 31, 2000 to our employees, including the Named Executive Officers. The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                       Individual Grants
                              --------------------------------------------------------------
                                                                                                  Potential Realizable
                                                % Of Total                                      Value At Assumed Annual
                                Number Of         Options                                         Rates Of Stock Price
                               Securities       Granted To                                      Appreciation For Option
                               Underlying        Employees       Exercise                                 Term
                                 Options         In Fiscal       Price Per      Expiration      -------------------------
Name                             Granted           Year            Share           Date              5%           10%
--------------------------    -------------     ------------    -----------   --------------    ----------    -----------
A. Raguskus...........             55,000                5.8%       $  7.50         12/14/10      $259,419       $657,419

S. Wilson.............             30,000                3.2%          7.50         12/14/10       141,501        358,592

J. Heide..............             32,000                3.4%          7.50         12/14/10       150,935        382,498

G. Koskowich..........             32,000                3.4%          7.50         12/14/10       150,935        382,498

M. Monahan............             16,000                1.7%          7.50         12/14/10        75,468        191,249
                                   31,579                3.3%         13.30         02/24/10       264,136        669,373

All options in this table were granted at an exercise price equal to the fair market value on the date of grant and vest over four years at the rate of 25% after the first year and 1/48 per month thereafter with full vesting achieved in four years.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table sets forth for each of the Named Executive Officers the value realized from stock options exercised during 2000 and the number and value of exercisable and unexercisable stock options held at December 31, 2000.

                   OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                       Number of Securities
                                                      Underlying Unexercised             Value of Unexercised
                       Shares                         Options/SARs at Fiscal         In-the-Money Options/SARs at
                      Acquired       Value                  Year-End (#)              Fiscal Year-End ($)/(2)/
                     on Exercise    Realized     -------------------------------    -------------------------------
Name                     (#)       ($) /(1)/      Exercisable      Unexercisable     Exercisable      Unexercisable
-----------------    -----------   ---------     -------------     -------------    -------------     -------------
A. Raguskus.........          --   $      --           299,125           149,825       $1,696,892          $192,685

S. Wilson...........          --          --           157,896           161,578          456,004           379,997

J. Heide............          --          --            69,904           101,571          333,978           175,729

G. Koskowich........      23,025     168,865            28,533           102,812          103,720           166,321

M. Monahan.........           --          --            51,316            75,211          303,076           160,427

/(1)/ Value realized was determined by multiplying the number of shares acquired an option exercise by the difference between the exercise price per share and the closing price per share of the Company's common stock on the Nasdaq National Market on the date of exercise.

/(2)/ The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the difference between the exercise price per share and $6.69, the closing price per share of the Company's common stock on the Nasdaq National Market on the last trading day prior to December 31, 2000.

Employment Agreements and Change-of-Control Arrangements

     Pursuant to a resolution of the Board of Directors, half of the shares subject to the initial stock options granted to the Named Executive Officers upon commencing their employment will immediately vest in the event of an acquisition of Sonic Innovations (with the exception of Messrs. Wilson and Monahan, whose benefits upon an acquisition are described below).

     Dr. Koskowich will receive a severance payment equal to six month's salary in the event that we terminate his employment. Mr. Monahan's stock option for 63,158 shares of common stock granted upon his employment will immediately vest upon an acquisition of Sonic Innovations. Mr. Wilson will receive a severance package of one year's salary, bonus and benefits if we terminate his employment. In the event that Mr. Wilson is terminated following a change of control of Sonic Innovations, he will receive two year's salary and bonus and all of his then outstanding stock options will immediately vest.

Indemnification Agreements

     The Company indemnifies its directors and officers against certain costs which could be incurred if they were made, or threatened to be made, a party to a legal proceeding because of their official status as a director or officer. The indemnification agreements, together with the Company's bylaws provide for indemnification to the fullest extent permitted by Delaware law.

                                  PROPOSAL 2
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of its Audit Committee, Sonic Innovations' Board of Directors has selected Arthur Andersen LLP, certified public accountants, as the Company's independent public accounting firm for the year ending December 31, 2001. Arthur Andersen has been Sonic Innovations' independent public accounting firm since 1995 and the Board considers them highly qualified. Although it is not required to do so, the Board of Directors wishes to submit the selection of Arthur Andersen for shareholder ratification at the Annual Meeting. If the shareholders do not ratify the appointment, the Board will reconsider its selection.

     Representatives of Arthur Andersen will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit Fees

     For the year-ended December 31, 2000, we paid or have accrued fees to Arthur Andersen for both audit and non-audit related services. Audit fees include the 2000 annual audit and three quarterly reviews. All other fees include $219,500 for services provided in connection with our initial public offering.

                         Financial Information Systems
        Audit Fees       Design and Implementation Fees       All Other Fees
        ----------       ------------------------------       --------------
         $ 74,000                     $ --                       $272,600

     The Audit Committee believes Arthur Andersen's independence has not been impaired by their non-audit services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.
                                         ---

                               OTHER INFORMATION

Expenses of Solicitation

     Sonic Innovations will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and employees of Sonic Innovations, without extra compensation, may solicit proxies personally or by mail, telephone or fax.

Deadline for Receipt of Shareholder Proposals

     Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's bylaws and the rules established by the Securities and Exchange Commission (the "SEC"), under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). In order for a shareholder proposal to be considered for inclusion in Sonic Innovations' proxy statement for next year's Annual Meeting, the written proposal must be received by the Secretary at the Company's offices no later than one hundred twenty (120) days prior to the date on which the Company mailed this Proxy Statement to shareholders in connection with this year's Annual Meeting. Assuming a mailing date of March 27, 2001, the deadline for shareholder proposals for next year's Annual Meeting will be November 26, 2001. In the event that the date of next year's Annual Meeting is changed by more than thirty (30) days from the date of this year's Annual Meeting, notice by the shareholder to be timely must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such Annual Meeting or ten
(10) calendar days following the date on which public announcement of the date of next year's Annual Meeting is first made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by the shareholder;
(iv) any material interest of the shareholder in such business; and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement but instead is sought to be presented directly at next year's Annual Meeting, SEC rules permit management to vote proxies in its discretion if (a) Sonic Innovations receives notice before the close of business on November 26, 2001 and advises shareholders in next year's proxy statement about the nature of the matter and how management intends to vote on the matter or (b) does not receive notice of the proposal prior to the close of business on November 26, 2001. The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting.

     All submissions to, or requests from, the Secretary should be made to the Company's principal offices: 2795 East Cottonwood Parkway, Suite 660, Salt Lake City, Utah 84121.

Other

     Sonic Innovations' 2000 Annual Report to Shareholders is being sent to shareholders of record as of March 19, 2001, together with this Proxy Statement.

     SONIC INNOVATIONS WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS, SONIC INNOVATIONS, INC., 2795 EAST COTTONWOOD PARKWAY, SUITE 660, SALT LAKE CITY, UTAH 84121.

     The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.




                                           By Order of the Board of Directors


                                           /s/ Stephen L. Wilson

                                           Stephen L. Wilson
                                           Assistant Secretary

                              SONIC INNOVATIONS, INC.                  Exhibit A
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
--------------------------------------------------------------------------------

I.   Composition

     A.   Audit Committee members will be recommended by the Board of Directors.
     B.   The Audit Committee will be comprised of a minimum of three directors.
     C.   A director is precluded from Audit Committee membership if:
          a. the director is employed by the corporation or any of its affiliates for the current year or any of the past three years;
          b. the director accepted any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;
          c. the director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer;
          d. the director is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
          e. the director is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.
     D. Audit Committee members will serve until the Board of Directors designates their successors.
     E. The Audit Committee Chairperson will be recommended by the Board of Directors.
     F. Audit Committee membership should include individuals with varied backgrounds and occupations. Each member must be able to read and understand fundamental financial statements, or become able to do so within a reasonable period of time after appointment to the Audit Committee. At least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.
     G. Audit Committee continuity should be achieved, if possible, through staggered appointments.
     H.   The Audit Committee will meet at least twice annually.

II.  Responsibility

     A. Regarding the Company's financial statements and the external audit of same, the Audit Committee is authorized to:
          a. evaluate, select and make a recommendation to the Board of Directors regarding the auditing firm for the financial statements and any auditing firm who provides other audit-related services as the Audit Committee deems necessary;
          b.   discuss and approve the overall scope of the audit;

                              SONIC INNOVATIONS, INC.                  Exhibit A
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
--------------------------------------------------------------------------------

          c.   discuss the results of the audit;
          d. discuss the auditing firm's management report and the response by management thereto;
          e. review the audited annual financial statements of the Company prior to filing with the SEC;
          f. review the quarterly financial statements of the Company prior to filing with the SEC;
          g. discuss the auditing firm's evaluation of the quality of the Company's financial reporting process and the adequacy and effectiveness of the Company's accounting procedures and internal accounting controls after each quarterly review and annual audit;
          h. review the financial statements included in any securities offering;
          i. receive notification in writing on a timely basis from the Company's Chief Financial Officer of any breakdown in internal accounting controls, significant related party transactions, or any management fraud; and
          j. discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, and other regulatory pronouncements which might affect the Company's financial statements.
     B. The Audit Committee is authorized to review the engagement of the auditing firm to provide any non-audit services, including the terms of the engagement and the cost thereof, and to ensure that the fee arrangement with the auditing firm is proper and does not threaten the auditing firm's independence. Further, if such auditing firm has also been retained to provide audit services, the Audit Committee has a duty to monitor and investigate whether providing non-audit services will, in the opinion of the Audit Committee, adversely affect the independence of the auditing firm in carrying out the audit services. Also, the Audit Committee is responsible for ensuring that the auditing firm submits a formal written statement regarding its independence in accordance with Independent Standard Board Standard No. 1 and present this statement to the Board of Directors.
     C. The Audit Committee is authorized to review the accounting policies, procedures and principles adopted or continued by the management of the Company for the purpose of:
          a. maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with the Foreign Corrupt Practices Act of 1977; and
          b.   preventing or detecting:
                   i. any improper or illegal disbursement of Company funds or property;
                  ii. the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property, in order that the Company shall be in compliance with the Foreign Corrupt Practices Act of 1977; and
                  iii. unreported material related party transactions.
     D. The Audit Committee is authorized to review the overall adequacy of the finance function and the competence of the personnel engaged in such function. This may include reviewing staffing requirements, budgetary matters, and continuing professional development.

                              SONIC INNOVATIONS, INC.                  Exhibit A
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
--------------------------------------------------------------------------------

     E. The Audit Committee is authorized to encourage access to the Audit Committee by a representative of the auditing firm (generally the engagement partner) and by the Chief Financial Officer of the Company. Generally this is accomplished through private sessions with each of these persons. By providing the auditing firm a private communication channel independent of management, the Audit Committee enhances the independence of the auditing firm. In addition, the Audit Committee may have private executive sessions.
     F. The Audit Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports as the Board of Directors may request.
     G. The Audit Committee must be advised by the Company's Chief Financial Officer when the Company is seeking a second opinion on a significant accounting/financial reporting issue.
     H. The Audit Committee is authorized to review transactions between the Company and members of the Board of Directors or senior management.
     I. The Audit Committee is authorized to verbally report its findings to the Board of Directors and will maintain written minutes of each Audit Committee meeting.

III. Administration

     A. The Audit Committee shall meet as scheduled by the Audit Committee Chairman.
     B. The Chief Financial Officer will function as management representative, organizer and secretary.
     C.   Representatives of the auditing firm will attend every meeting.
     D. The Chief Executive Officer may attend meetings at the Audit Committee's discretion.

IV.  Indemnification

     In the course of their service on the Audit Committee, Committee members may be made a party to a legal action or other proceedings resulting in a personal economic loss to the member. In the event of any such loss resulting from their service on the Audit Committee, Audit Committee members will be indemnified by the Company to the extent provided by the Company's Certificate of Incorporation, Bylaws, Board of Director resolutions, or in accordance with any indemnification agreements between the Company and such Committee member, all in accordance with Delaware law.

                      ANNUAL MEETING OF SHAREHOLDERS OF

                            SONIC INNOVATIONS, INC.

                                  May 9, 2001

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

                                                            ____________________
YOUR CONTROL NUMBER IS
                                                            ____________________


            .   Please Detach and Mail in the Envelope Provided   .


[X]  Please mark your
     votes as in this
     example.

        The Board of Directors recommends a vote for Proposals 1 and 2.

                              WITHHOLD
                    FOR       AUTHORITY                                                                       FOR  AGAINST  ABSTAIN
1.  Election        [_]         [_]         Nominees:           2.  Proposals to ratify the appointment of    [_]    [_]     [_]
    of two                                    Luke B. Evnin         Arthur Andersen LLP as the Company's
    directors                                 Kevin J. Ryan         independent public accountants.

(Instructions: To withhold authority to                         3.  In their discretion, the Proxies are authorized to vote upon
vote for any individual nominee, write                              such other business as may property come before the meeting.
that nominee's name in the space provided
below.)

_________________________________________                       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF
                                                                NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                                                                ENCLOSED ENVELOPE.



Signature of Shareholder ___________________________ Signature of Shareholder ___________________________ Date: ______________, 2001
                                                                                    If Held Jointly
NOTE: Please date and sign exactly as your name appears above. When signing as executor, administrator, trustee or guardian, you much give your full title. When shares have been issued in the name of two or more persons, all must sign.

                            SONIC INNOVATIONS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 9, 2001

The undersigned hereby appoints Andrew G. Raguskus and Stephen L. Wilson or either of them as Proxies, with full power of substitution to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 9, 2001 at 9:00 a.m. Mountain Time at the Marriott University Park Hotel in the Amphitheater on the Main Floor, 480 So. Wakara Way, Salt Lake City, UT 84108, or any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

                 (Continued and to be signed on reverse side.)